Exhibit 10.4

CỘNG HÒA XÃ HỘI CHỦ NGHĨA VIỆT NAM ( SOCIALIST REPUBLIC OF VIETNAM )

Độc lập - Tự do - Hạnh phúc (Independence-Freedom-Happiness)

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HỢP ĐỒNG THUÊ/CHO THUÊ VĂN PHÒNG

(OFFICE LEASE CONTRACT)

Hôm nay, ngày 15 tháng 09 năm 2025, chúng tôi gồm có:

(Today is 15th September, 2025, we consist of)

BÊN A (PARTY A): BÊN CHO THUÊ VĂN PHÒNG (THE LESSOR)

Đại diện (Rep.)	: Ông (Bà): ……VÕ THẾ ANH…..

Sinh ngày (DOB)	: ………08/09/1992………………

Chứng minh nhân dân số /Căn cước công dân ( ID ) : 045092007702

Cấp ngày ( Issue Date ) : 17/02/2023 tại Cục trưởng cục Cảnh sát quản lý hành chính về trật tự xã hội và vợ (chồng) là ( and spouses are ):

Ông (Bà) (Mr/Ms): …HOÀNG THỊ THÙY LINH …

Sinh ngày ( DOB ): ………30/07/1996…………...

Chứng minh nhân dân số /Căn cước công dân ( ID ): 045196000519

Cấp ngày ( Issue Date ): 20/04/2021 tại Cục trưởng cục Cảnh sát quản lý hành chính về trật tự xã hội.

Ông …ANH… và Bà…LINH…. là vợ chồng theo giấy chứng nhận kết hôn số: 39.

(Mr. ANH and Mrs. LINH as husband and wife under marriage certificate No.: 39)

Địa chỉ (Address) : 305 Doan Khue, Khue My, Ngu Hanh Son distric

Điện thoại (Tell) : 0932429394

Là chủ sở hữu pháp lý của văn phòng cho thuê (As the legal possessor of the building for lease)

BÊN B (PARTY B): BÊN THUÊ VĂN PHÒNG (THE LESSEE)

Công ty: TNHH EVVO LABS VIETNAM – Company Name: EVVO LABS VIETNAM CO. LTD

Đại diện (Rep.) : CHEW TECK SHIONG - Chức vụ (Position): Director

Mã số doanh nghiệp (Tax code): 0402200168

Địa chỉ (Address) : 305 Đoàn Khuê, phường Khuê Mỹ, quận Ngũ Hành Sơn, thành phố Đà Nẵng

E-mail : vince.chew@evvolabs.com

Bên A và Bên B thống nhất ký kết hợp đồng thuê/cho thuê văn phòng với những điều khoản và điều kiện như sau :

(Both Party A and Party B hereby mutually agree to enter into an office lease agreement with the following terms and conditions:):

ĐIỀU 1 : MỤC ĐÍCH VÀ DIỆN TÍCH THUÊ/CHO THUÊ

(ARTICLE 1 : PURPOSE AND AREA FOR LEASE)

Tại Hợp Đồng này, Hai Bên thống nhất về việc Bên Cho Thuê đồng ý cho Bên Thuê và Bên Thuê đồng ý thuê của Bên Cho Thuê tài sản cụ thể như sau:

(In this Contract, the Parties mutually agree that the Lessor agrees to lease, and the Lessee agrees to rent, specific property as follows) :

1.1. Vị trí, địa điểm nhà cho thuê (Location of the leased premises) : 305 Đoàn Khuê, phường Khuê Mỹ, quận Ngũ Hành Sơn

1.2. Quyền sử dụng đất, nhà ở và tài sản gắn liền với đất theo Giấy chứng nhận số:

(Land use rights, residential premises, and attached assets according to Certificate number): BX 442797

1.3. Hiện trạng về chất lượng nhà ( Current condition of the house) : Tốt ( Good )

1.4. Diện tích của nhà cho thuê (Area of the leased premises):

- Tổng diện tích sàn xây dựng cho thuê (Total floor area for lease): 100 m2

- Tổng diện tích sử dụng đất (Total land use area): 100m2, trong đó (comprising):

+ Sử dụng riêng(Exclusive use): 70m2

+ Sử dụng chung (nếu có) Shared use (if any): Nhà xe (Parking space): 30m2

+ Mục đích sử dụng đất (Purpose of land use): Nhà ở cho thuê (Residential leasing)

1.5. Công năng sử dụng ( Intended use): Văn phòng ( Office)

1.6. Trang thiết bị kèm theo và hiện trạng sử dụng (Accompanying equipment and current usage status)

STT (No.)	Loại trang thiết bị (Type of Equipment)	Số lượng (Quantity)	Hiện trạng (Current Status)	Ghi chú (Notes)
1	Bàn làm việc ( Desks )	8
2	Điều hòa ( AC )	1
3	Quạt hơi nước (Evaporative fan )	1
4	Bàn tròn nhôm (A round aluminum table)	1
5	Ghế nhôm (Aluminum chairs)	10
6	Ổ cắm điện (Power socket)	1

7	Máy in (Printer)	1
8	Tủ đựng giày(Shoe cabinet)	1
9	Đèn chiếu sáng ( LED, spotlight )
10	Bộ truyền wifi (Wifi transmission set)	1
11	Ông địa (Earth auger)	1
12	Tủ bếp (Kitchen Cabinet)	1
13	Cây cối ( Plants )

ĐIỀU 2 : THỜI GIAN THUÊ

(ARTICLE 2 : DURATION OF THE LEASE)

2.1	Thời hạn thuê văn phòng (Duration of the office lease: 1 year, commencing on 16/09/2025 and ending on 15/09/2026):

2.2	Điều kiện gia hạn : Sau khi hết hợp đồng. Bên B được quyền ưu tiên gia hạn hoặc kí kết hợp đồng mới, nhưng phải báo trước vấn đề cho Bên A bằng văn bản ít nhất 02 tháng.

(Extension term: After the lease terminates, Party B will be given priority to extend or to sign a new contract, but Party B has to inform Party A in advance at least 02 (two) months prior to the termination).

ĐIỀU 3 : GIÁ THUÊ & CÁC CHI PHÍ KHÁC

(ARTICLE 3 : RENTAL FEE & EXTRA COSTS)

1. Giá thuê/cho thuê văn phòng nói trên (Office rental fee) : VND 10.200.000

(Việt Nam đồng/tháng) (Bằng chữ: Mười triệu hai trăm nghìn đồng)

(Vietnamese Dong per month). (In words: Twelve million two hundred thousand dong)

Giá thuê này đã bao gồm: chi phí bảo trì, quản lý vận hành nhà cho thuê và các khoản thuế mà Bên Cho Thuê phải nộp cho Nhà nước theo quy định. Giá Thuê chưa bao gồm chi phí cho điện, nước, vệ sinh.

(The rental price includes maintenance fees, operational management costs for the leased property, and any taxes that the Lessor is required to pay to the government as stipulated by regulations. The rental price does not cover the costs for electricity, water, and sanitation.)

2. Tiền đặt cọc thuê nhà là: VND 10,200,000

(Việt Nam đồng). (Bằng chữ: Mười triệu hai trăm nghìn đồng).

(The rental deposit amount is: VND 10,200,000 (Vietnamese Dong). (In words: Twelve million two hundred thousand dong).

Số tiền đặt cọc dùng để đảm bảo nghĩa vụ gìn giữ và bảo quản tài sản thuê của Bên Thuê trong suốt quá trình thuê, Bên Cho Thuê sẽ trả lại Bên Thuê số tiền đặt cọc ngay khi Hợp Đồng chấm dứt. Bên Cho Thuê có quyền khấu trừ các khoản tiền bù đắp những thiệt hại về cơ sở vật chất, tài sản (nếu có) do lỗi của Bên Thuê gây ra vào tiền đặt cọc. Tuy nhiên, các hao mòn tự nhiên theo thời gian sẽ không được coi là thiệt hại phải đền bù. Khoản tiền bị khấu trừ vào tiền đặt cọc sẽ được Hai Bên thỏa thuận, thống nhất và lập thành biên bản có đầy đủ chữ ký của Hai Bên.

(The deposit amount serves to ensure the Lessee’s obligation to maintain and preserve the leased property throughout the rental period. The Lessor shall refund the deposit to the Lessee immediately upon termination of the Contract. The Lessor is entitled to deduct amounts for compensation for any damages to the infrastructure or property (if any) caused by the Lessee’s fault from the deposit. However, natural wear and tear over time shall not be considered as compensable damages. The amount deducted from the deposit shall be agreed upon, mutually consented to, and documented in a comprehensive agreement signed by both Parties.)

Khoản tiền đặt cọc này sau khi đã trừ đi các khoản chi phí điện thoại, điện, v.v… sẽ được hoàn lại cho Bên B trong vòng 05 ngày làm việc sau khi kết thúc hợp đồng cùng với điều kiện Bên B phải hoàn tất mọi trách nhiệm nêu trong hợp đồng này.

(This deposit amount, after deducting any expenses for phone, electricity, etc., will be refunded to Party B within 5 business days after the termination of the contract, provided that Party B has fulfilled all responsibilities outlined in this contract.)

3.	Các chi phí khác (Extra costs):

3.1	Tiền điện sinh hoạt: Do Bên B chịu theo giá điện kinh doanh do ngành điện lực địa phương quy định và theo thực tế sử dụng hằng tháng (có đồng hồ đo đếm điện riêng).

(Cost for using running electricity: To be covered by Party B according to the price used for business purposes stipulated by the Local Electricity Agency and according to the monthly actual consumption [there is a separate electricity meter for measuring and recording the consumption of electricity]

Tiền điện sẽ được tính: VND 4,500/chữ

( The Electric fee will be VND 4,500/digit)

3.2	Nếu bên B có nhu cầu gọi dịch vụ vệ sinh hang tháng, bên A sẽ hỗ trợ tìm dịch vụ cho bên B. Phí sẽ không bao gồm trong phí thuê.

( If Party B requires monthly cleaning services, Party A will assist in finding a service for Party B. The fee for this service will not be included in the rental fee. )

ĐIỀU 4 : PHƯƠNG THỨC VÀ THỜI HẠN THANH TOÁN

(ARTICLE 4 :PAYMENT METHOD AND TERMS)

4.1.  Phương thức thanh toán: thanh toán bằng tiền Việt Nam (VNĐ) thông qua hình thức chuyển khoản.

Hai Bên thống nhất thanh toán qua số tài khoản có thông tin như sau:

Payment shall be made in Vietnamese Dong (VND) through bank transfer.

The Parties mutually agree to conduct payments through the following account information:

Chủ tài khoản (Account Holder) : Hoàng Thị Thùy Linh

Số tài khoản ( Account Number) : 0041000340448

Mở tại ngân hàng: Vietcom Bank CN Đà Nẵng

Bank: Vietcom Bank - Da Nang Branch

4.2.	Thời hạn thực hiện thanh toán: (Payment Deadline):

Tiền thuê được thanh toán theo kỳ. Bên Thuê sẽ thanh toán tiền thuê cho Bên Cho Thuê định kỳ một tháng/lần. Số tiền thuê của kỳ thanh toán đầu tiên sẽ được thanh toán trong thời hạn 05 ngày tính từ ngày giao kết Hợp đồng này. Số tiền thuê của các kỳ thanh toán tiếp theo sẽ được thanh toán trong thời hạn 05 ngày kể từ ngày bắt đầu kỳ thanh toán mới.

Rent is to be paid by monthly. The Lessee shall make rent payments to the Lessor monthly. The rent amount for the first payment period shall be settled within 05 days from the date of signing this Contract. Subsequent rent payments shall be made within 05 days from the commencement of each new payment period.

ĐIỀU 5 : TRÁCH NHIỆM CỦA BÊN CHO THUÊ (BÊN A)

(ARTICLE 5 RESPONSIBILITIES OF THE LESSOR (PARTY A))

5.1	Tình Trạng Tài Sản ( Property Condition):

●	Bảo quản căn hộ cho thuê ở trạng thái tốt và khắc phục kịp thời mọi sự cố cần thiết. (Maintain the leased premises in good condition and promptly address any necessary repairs.)

5.2	Tuân Thủ Pháp Luật (Legal Compliance):

●	Đảm bảo tuân thủ tất cả các luật lệ và quy định liên quan đến tài sản được cho thuê. (Ensure compliance with all relevant laws and regulations related to the leased property.)

5.3	Tiện ích và Dịch vụ (Utilities and Services):

●	Đảm bảo các tiện ích cơ bản (như nước và điện) hoạt động đúng cách.

(Ensure that basic utilities (such as water and electricity) are functioning appropriately)

●	Hỗ trợ cung cấp các dịch vụ cần thiết cho tài sản cho thuê.

(Facilitate the provision of essential services for the leased property.)

5.4	An Toàn và Bảo Mật ( Safety and Security ):

●	Thực hiện các biện pháp để đảm bảo an toàn và bảo mật của căn hộ được cho thuê.

(Take measures to ensure the safety and security of the leased premises.)

5.5	Giao Tiếp ( Communication):

●	Thông báo kịp thời cho Bên Thuê về mọi thay đổi liên quan đến thông tin liên lạc hoặc chi tiết quan trọng liên quan đến căn hộ cho thuê.

●	Promptly inform the Lessee of any changes to the contact information or essential details related to the leased property.

5.6	Xử Lý Tiền Đặt Cọc ( Deposit Handling ):

●	Xử lý một cách an toàn và trả lại kịp thời số tiền đặt cọc cho Bên Thuê, chỉ khấu trừ các chi phí hợp lý theo các điều khoản của Hợp Đồng.

(Safely handle and promptly return the rental deposit to the Lessee, deducting only legitimate charges in accordance with the terms of this Contract.)

5.7	Thông Báo Thay Đổi ( Notification of Changes ):

●	Thông báo bằng văn bản cho Bên Thuê về bất kỳ thay đổi nào về thông tin tài khoản thanh toán ít nhất 10 ngày trước thời hạn thanh toán tiền thuê.

(Notify the Lessee in writing of any changes to the payment account information at least 10 days prior to the rent payment deadline.)

5.8	Giải Quyết Tranh Chấp ( Dispute Resolution ):

●	Hợp tác tích cực để giải quyết mọi tranh chấp có thể xảy ra trong thời gian hiệu lực của Hợp Đồng.

(Cooperate in good faith to resolve any disputes that may arise during the term of this Contract.)

Bên Cho Thuê cam kết thực hiện những trách nhiệm này một cách chân thành và theo đúng các điều khoản được nêu trong Hợp Đồng này.

The Lessor agrees to fulfill these responsibilities diligently and in accordance with the terms outlined in this Agreement.

ĐIỀU 6 : TRÁCH NHIỆM CỦA BÊN THUÊ (BÊN B)

(ARTICLE 6 : LESSEE’S (PARTY B’S) RESPONSIBILITIES)

6.1	Trả tiền đặt cọc, tiền thuê/cho thuê và các chi phí khác đầy đủ và đúng thời hạn.

(Paying timely and fully the amount of security deposit, the rental fee, and other costs/fees).

6.2	Sử dụng diện tích được cho thuê theo đúng mục đích đã đăng ký và cho phép.

(Using the Rented Area for the Registered and Permitted Purpose).

6.3	Nếu cần sửa chữa và cải tạo diện tích được thuê do nhu cầu sử dụng của mình, Bên B phải được sự đồng ý của Bên A bằng văn bản, và phải tuân thủ các quy định về xây dựng cơ bản; mọi chi phí xây dựng, sửa chữa, cải tạo do Bên B chịu. Khi hợp đồng này chấm dứt hoặc khi Bên B bàn giao lại cho Bên A diện tích được thuê cho Bên A, văn phòng phải được giữ nguyên trạng khi bàn giao và Bên B không được đòi bồi thường về những chi phí xây dựng, cải tạo mới này.

If Party B (Lessee) needs to carry out repairs and renovations to the rented area due to their usage needs, written consent from Party A (Lessor) must be obtained. Party B is also required to adhere to basic construction regulations, and any costs associated with construction, repairs, or renovations shall be borne by Party B. When this contract terminates or when Party B returns the rented area to Party A, the office space must be returned in its original condition. Party B is not entitled to claim compensation for the construction or renovation costs incurred.

6.4	Bồi thường bất kỳ/mọi hư hỏng phần được thuê và/hoặc bất kỳ/mọi mất mát về các trang thiết bị và đồ đạc cũng như các tác hại gây ra cho người khác do việc sử dụng của Bên B.

Party B compensate for any and all damages to the leased premises and/or any loss of equipment and furnishings, as well as any harm caused to others due to the usage by Party B.

6.5	Thông báo kịp thời cho Bên A bất kỳ hư hỏng phần được thuê của tòa nhà do tuổi thọ tòa nhà hoặc do thiên tai gây ra.

Promptly informing Party A of any damage to the rented portion of the building caused by the building’s lifespan or natural disasters.

6.6	Tuân thủ nghiêm túc mọi luật lệ, pháp luật quy định do nhà nước CHXHCNVN ban hành.

(Adhere strictly to all laws and regulations enacted by the Socialist Republic of Vietnam.)

6.7	Chấp hành mọi quy định về bảo vệ vệ sinh môi trường, an ninh trật tự công cộng, phòng cháy chữa cháy.

(Comply with all regulations regarding environmental sanitation, public order security, and fire prevention and fighting.)

6.8	Chịu hoàn toàn trách nhiệm về mọi hoạt động của mình trước pháp luật VN hiện hành.

(Taking full responsibility for the activities by the current Vietnamese Laws).

6.9	Không được cho thuê lại hoặc chuyển nhượng một phần hoặc toàn bộ diện tích được thuê cho cá nhân/công ty/tổ chức khác.

( Not Allowed to Sublease or Transfer Any Part or the Entire Rented Area to Another Individual/Company/Organization )

6.10	Thanh toán dứt điểm mọi chi phí sử dụng điện, điện thoại, fax và các chi phí khác (nếu có) trước khi thanh lý hợp đồng.

(Settle all Utility Costs for Electricity, Telephone, Fax, and Other Expenses (if any) before Contract Termination)

6.11	Chịu trách nhiệm về bất kỳ/toàn bộ sự bảo dưỡng và mất mát các trang thiết bị, nội thất trong văn phòng, tài sản cá nhân.

( Take Responsibility for Any/All Maintenance and Loss of Equipment, Furniture in the Office, and Personal Property)

ĐIỀU 7 : ĐIỀU KHOẢN VỀ BẢO DƯỠNG, SỬA CHỮA NHÀ & CÁC TRANG THIẾT BỊ

(ARTICLE 7 : PROVISION ON HOUSE & EQUIPMENTS MAINTENANCE AND REPAIR)

Khi cần thiết phải bảo dưỡng hoặc sửa chữa tòa nhà, BÊN A phải thông báo cho BÊN B biết trước bằng văn bản và BÊN B cần tạo mọi điều kiện thuận lợi cho BÊN A thực hiện các công việc nêu trên. Nếu BÊN B gấy khó khăn một cách vô lý cho các công việc nêu trên gây nguy hiểm đối với tòa nhà, BÊN B phải chịu chi phí hợp lý để khắc phục hậu quả gây ra.

When maintenance or repairs to the building are deemed necessary, PARTY A must provide written notification to PARTY B in advance, and PARTY B shall facilitate all necessary conditions for PARTY A to carry out the tasks. If PARTY B unreasonably hinders the progress of these tasks, posing a danger to the building, PARTY B shall bear the reasonable costs incurred to rectify the resulting consequences.

ĐIỀU 8 : CHẤM DỨT HỢP ĐỒNG

(ARTICLE 8 : CONTRACT TERMINATION)

1.	Hợp đồng này đương nhiên chấm dứt trong các trường hợp sau:

(This present contract evidently terminates under the following cases)

a.	Vào ngày hết hạn hợp đồng.(On the expiration of this present contract)

b.	Trường hợp bất khả kháng như thiên tai, bão lụt, chiến tranh, hỏa hoạn, v.v…. (In the event of force majeure such as natural disasters, storms, floods, war, fire, etc...

c.	Theo quy hoạch chung của Thành phố Đà Nẵng. (According to the overall planning of Da Nang City )

d.	Bên B không thể tiếp tục tại Thành phố Đà Nẵng theo quy định của cấp thẩm quyền.(PARTY B cannot continue to operate in Da Nang City as stipulated by the competent authority.)

Trong trường hợp này (a, b, c, d), Bên A sẽ hoàn lại cho Bên B tiền đặt cọc.

(In this case (a, b, c, d), PARTY A will refund the security deposit to PARTY B)

e.	Chậm thanh toán theo quy định của Điều 4.(Delay of payment stipulated in the Article 4)

Trong trường hợp này (e), Bên A sẽ không hoàn lại cho Bên B tiền đặt cọc.

(In this case [5], Party A will not refund to Party B the amount of security amount)

2.	Chấm dứt hợp đồng trước thời hạn do thỏa thuận của các Bên:(Contract termination prior to its expiration under both party’s agreement)

Hợp đồng này không được đơn phương chấm dứt trước thời hạn bởi bên nào. Nếu một trong hai bên muốn chấm dứt hợp đồng trước thời hạn, phải thông báo trước cho bên kia bằng văn bản ít nhất là 02 (hai) tháng và thời hạn thuê/cho thuê phải đạt được tối thiểu là 2/3 (tương đương với 08 tháng). Trong trường hợp này, Bên A sẽ hoàn trả lại cho Bên B tiền đặt cọc và tiền thuê/ cho thuê văn phòng còn thừa của Bên B (nếu có).

This contract cannot be unilaterally terminated before the expiration date by either party. If either party wishes to terminate the contract before the agreed-upon term, a written notice must be provided to the other party at least 02 (two) months in advance, and the rental/lease term must have reached a minimum of 2/3 (equivalent to 08 months). In this case, PARTY A will refund the security deposit and any remaining office rental/lease fees to PARTY B (if applicable).

Nếu Bên B chấm dứt hợp đồng này trước thời hạn mà không tuân thủ quy định nói trên, Bên B sẽ mất tiền đặt cọc.

(If PARTY B terminates this contract before the agreed-upon term without adhering to the aforementioned regulations, PARTY B will forfeit the security deposit.)

Nếu Bên A chấm dứt hợp đồng này trước thời hạn mà không tuân thủ quy định nói trên, Bên A phải hoàn trả lại cho Bên B tiền đặt cọc, tiền thuê/cho thuê còn thừa của Bên B (nếu có) và phải bồi thường cho Bên B số tiền tương đương với tiền đặt cọc.

(If PARTY A terminates this contract before the agreed-upon term without adhering to the aforementioned regulations, PARTY A must refund the security deposit, any remaining rental/lease fees to PARTY B (if applicable), and compensate PARTY B with an amount equivalent to the security deposit.)

ĐIỀU 9 : CAM KẾT CHUNG

(ARTICLE 9 : GENERAL COMMITMENT)

1.	Hai bên cam kết thực hiện nghiêm túc và đầy đủ các điều khoản và điều kiện quy định trong hợp đồng này. Mọi thay đổi, hủy bỏ hoặc bổ sung một hay nhiều điều khoản, điều kiện của hợp đồng này phải được cả 2 bên thỏa thuận bằng văn bản và lập thành phụ lục hợp đồng.

(Both parties commit to diligently and fully implement all terms and conditions stipulated in this contract. Any changes, cancellations, or additions to one or more terms or conditions of this contract must be mutually agreed upon in writing and documented as an appendix to the contract by both parties)

2.	Trường hợp các cơ quan có thẩm quyền của Việt Nam ban hành các văn bản pháp lý liên quan đến việc cho thuê văn phòng, Hợp đồng này sẽ được điều chỉnh cho phù hợp với những quy định của Pháp luật Việt Nam.

(In the event that competent authorities in Vietnam issue legal documents related to office leasing, this contract shall be adjusted to comply with the regulations of Vietnamese law.)

3.	Tranh chấp phát sinh liên quan đến hợp đồng này hoặc việc vi phạm hợp đồng sẽ được giải quyết trước hết bằng thương lượng trên tinh thần thiện chí, hợp tác. Nếu thương lượng không thành thì vụ việc sẽ được đưa ra tòa án có thẩm quyền tại Tp. Đà Nẵng xét xử. Quyết định của tòa án là chung thẩm và có hiệu lực cưỡng chế thi hành với các bên có liên quan. Bên thua phải chịu toàn bộ án phí và các chi phí khác (nếu có), trừ khi có thỏa thuận khác.

(Disputes arising from this contract or violations of the contract shall be initially resolved through negotiation in a spirit of goodwill and cooperation. If negotiations fail, the matter shall be brought before the competent court in Da Nang for resolution. The court’s decision is final and enforceable, compelling all relevant parties to adhere to it. The losing party shall bear all court fees and other associated costs unless otherwise agreed upon)

4.	Hợp đồng này có hiệu lực pháp lý từ ngày ký đến hết ngày 15/09/2024

5.	(This present contract has its legal validity from the signing date until 15/09/2024)

Hợp đồng này được lập thành 04 (bốn) bản bằng tiếng Việt và tiếng Anh, có giá trị pháp lý như nhau. Mỗi bên giữ 02 (hai) bản.

(This contract is made in 04 (four) copies in both Vietnamese and English languages, all of which have equal legal validity. Each party holds 02 (two) copies.)

ĐẠI DIỆN BÊN CHO THUÊ/BÊN A	ĐẠI DIỆN BÊN THUÊ/BÊN B

(FOR THE LESSOR/PARTY A)	(FOR THE LESSEE/PARTY B)

VÕ THẾ ANH	CHEW TECK SHIONG
DIRECTOR